Dreyfus Premier

Real Estate

Mortgage Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Cash Flows

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                      Real Estate Mortgage Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Real Estate Mortgage Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find information about how the fund was managed during the reporting period, and a discussion with Michael Hoeh, the fund's portfolio manager.

At a meeting of your fund's Board of Trustees held on May 3, 2000, the Board approved a proposal to liquidate the fund, effective on June 30, 2000. Your fund' s Board approved this proposal because the fund has attracted very few investors and is small in asset size, making efficient portfolio management difficult. As a result, this is the fund's final shareholder report.

We appreciate your confidence and investment in the fund, and hope to be able to serve your investment needs in the future.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier Real Estate Mortgage Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's Class A shares produced a 9.52% total return, Class B shares produced a 9.13% total return, Class C shares produced a 9.04% total return, Class R shares produced a 9.68% total return and Class T shares produced a 9.42% total return.(1) This performance compares favorably to the returns provided by the fund's benchmarks, the Standard & Poor' s Real Estate Investment Trust Composite Index(2) and the Lehman Brothers Aggregate Bond Index,(3) which produced total returns of 9.62%
and    1.42%   , respectively.

We attribute the fund's good absolute performance to higher real estate values throughout the United States, which spanned multiple sectors of the real estate market, including residential, commercial and industrial properties. The fund's strong performance on a comparative basis is primarily the result of our asset allocation and security selection strategies, which included an increase in the stocks of real estate investment trusts (REITs).

What was the fund's investment approach over the period?

As always, we used a three-step investment approach:

  * Based on our analysis of the real estate market and risk-adjusted return projections, we allocated the fund's assets among commercial and residential mortgage-backed securities, U.S. government agency mortgages, commercial mortgage obligations, asset-backed securities, REIT debt, and REIT common and
  preferred    stocks.

  * Quantitative analytical tools helped us identify the market' s most attractive mortgage-related investments. We sought to keep the duration of the fund's fixed-income securities within a 20% range above and below the duration of the Lehman Brothers Aggregate Bond Index.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

  * We conducted fundamental analysis of REIT debt and equity investments to find those in markets with improving rental rates and low levels of new construction. To help limit risk, we diversified the fund's REIT holdings both geographically and across market sectors.

What other factors influenced the fund's performance?

The fund was influenced by inflation fears and rising interest rates over the past six months. When the reporting period began on November 1, 1999, investors had become concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since mid-1999.

Unlike most financial assets, real estate values nationwide benefited from robust economic growth and signs of a potential resurgence of inflation. As the economy expands, companies tend to grow, often requiring them to lease additional office, factory or warehouse space in commercial and industrial properties. On the residential side, a strong economy has supported residents' efforts to upgrade their home environments, creating additional demand for a limited supply of housing. In addition, recent inflationary pressures have also helped real estate values, primarily because, historically, real estate prices have tended to rise during inflationary times.

How was the fund managed over the period?

We continued to employ a hybrid approach, investing in both stocks and bonds according to our outlook for real estate securities. We recently increased our holdings of REIT stocks from approximately 22.2% of the portfolio at the start of the reporting period to about 30.7% as of April 30. Fortunately, we made this change in mid-March, just prior to the sharp rally of REIT stocks that took place in April.


In the fund' s fixed-income portfolio, we recently took profits in commercial mortgage-backed securities after they had performed well earlier in the year, reducing our position from about 17.7% of the portfolio to approximately 7.0% of the portfolio. On the other hand, we increased our holdings of U.S. government agency mortgage-backed securities, primarily among bonds issued by the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") after comments from officials in the U.S. Senate and Treasury Department caused these agencies' bond prices to fall, creating attractive values, in our opinion.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT NOT THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION DURING THE PERIOD, WITHOUT WHICH THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S REAL ESTATE INVESTMENT TRUST (REIT) COMPOSITE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 100 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF REAL ESTATE INVESTMENT TRUSTS, COMMONLY KNOWN AS REITS, WITH A BASE VALUE OF 100 AS OF DECEMBER 31, 1996.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal

BONDS AND NOTES--77.5%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.4%

Nomura Depositor Trust,

   Ser. 1998-STI, Cl. B-2, 10.38%, 2003                                                         500,000  (a,b,c)         460,313

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.2%

Chase Commercial Mortgage Securities,

   Ser. 2000-1, Cl. A-2, 7.757%, 2010                                                           500,000                  500,859

DLJ Mortgage Acceptance,

   Ser. 1997-CF2, Cl. B-3TB, 6.99%, 2009                                                        200,000  (a)             163,469

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 7.23%, 2004                                                             250,000  (a,b)           250,000

Trizec Hahn Office Properties Trust,

   Ser. 1999-TOPA, Cl. D, 7.33%, 2007                                                           200,000  (a,b)           200,000

                                                                                                                       1,114,328

REAL ESTATE INVESTMENT TRUSTS--1.7%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                              250,000                  228,200

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--38.7%

Bank of America Mortgage Securities:

   Ser. 1999-6, Cl. B-5, 6.25%, 2024                                                            290,601  (a)             178,719

   Ser. 1999-10, Cl. B-6, 6.50%, 2014                                                           219,775  (a)              61,537

Chase Mortgage Finance:

   Ser. 1998-S3, Cl. B-4, 6.50%, 2013                                                           311,274  (a)             206,122

   Ser. 1998-S3, Cl. B-5, 6.50%, 2013                                                           415,208  (a)              99,650

   Ser. 1998-S5, Cl. B-5, 6.50%, 2013                                                           293,105  (a)              79,138

   Ser. 1999-S7, Cl. B-4, 6.25%, 2014                                                           180,061  (a)             119,966

   Ser. 1999-S13, Cl. B-3, 6.50%, 2014                                                          512,918  (a)             388,012

   Ser. 1999-S13, Cl. B-4, 6.50%, 2014                                                          219,822  (a)             139,455

   Ser. 1999-S13, Cl. B-5, 6.50%, 2014                                                          220,511  (a)              41,897

GE Capital Mortgage Services:

   Ser. 1998-16, Cl. B-4, 6.50%, 2013                                                           349,494  (a)             229,902

   Ser. 1998-16, Cl. B-5, 6.50%, 2013                                                           349,497  (a)              83,879

   Ser. 1998-17, Cl. B-5, 6.75%, 2028                                                           903,251  (a)             224,684

   Ser. 2000-5, Cl. B-4, 7.25%, 2015                                                            254,000  (a)             168,434

Norwest Asset Securities:

   Ser. 1997-17, Cl. B-5, 7.25%, 2027                                                         1,025,271  (a)             307,581

   Ser. 1997-20, Cl. B-4, 6.75%, 2012                                                           229,108  (a)             172,777

   Ser. 1998-2, Cl. B-4, 6.50%, 2028                                                            366,935                  218,785

   Ser. 1998-2, Cl. B-5, 6.50%, 2028                                                            367,468                  108,403

   Ser. 1998-9, Cl. B-5, 6.50%, 2028                                                            268,834  (a,c)           165,484

   Ser. 1998-9, Cl. B-6, 6.50%, 2028                                                            404,282  (a,c)           119,263

   Ser. 1998-19, Cl. B-6, 6.50%, 2013                                                           314,245  (a)              84,846

   Ser. 1999-19, Cl. B-5, 6.25%, 2014                                                           363,064  (a)             214,207


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Norwest Asset Securities (continued)

   Ser. 1999-19, Cl. B-6, 6.25%, 2014                                                           362,725  (a)              68,918

   Ser. 1999-22, Cl. B-5, 6.25%, 2014                                                           291,860  (a)             197,005

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B-1, 7%, 2040                                                              386,917  (a)             344,538

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B-4, 6.75%, 2012                                                           234,772  (a)             181,991

   Ser. 1997-8, Cl. 3B-5, 6.75%, 2012                                                           187,817  (a)             121,585

   Ser. 1998-2, Cl. 3B-6, 6.75%, 2013                                                           355,831  (a)              92,516

   Ser. 1998-2, Cl. 4B-6, 6.75%, 2027                                                           259,184  (a)              75,811

Residential Funding Mortgage Securities I:

   Ser. 1995-J1, Cl. 2, 7.505%, 2023                                                            386,405  (a,b)           307,675

   Ser. 1998-NS1, Cl. B-2, 6.375%, 2009                                                          68,303  (a)              45,763

   Ser. 1998-S16, Cl. B-2, 6.50%, 2013                                                          213,799  (a)             126,576

   Ser. 1998-S16, Cl. B-3, 6.50%, 2013                                                          213,802  (a)              53,885

   Ser. 1998-S22, Cl. B-2, 6.50%, 2013                                                          359,096  (a)             236,274

                                                                                                                       5,265,278

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED SECURITIES-25.5%

Federal Home Loan Mortgage:

   8%                                                                                           550,000  (d)             549,828

   REMIC, Multiclass Mortgage Participation Ctfs.,

   Stripped Securities, Interest Only Class:

   Ser. 1499, Cl. E, 7%, 2023                                                                   864,285  (c,e)           438,702

   Ser. 1542, Cl. QC, 7%, 2020                                                                  661,560  (c,e)            53,639

   Ser. 1995, Cl. PY, 7%, 2027                                                                  875,000  (c,e)           346,103

   Ser. 2153, Cl. PI, 6.50%, 2016                                                             1,318,229  (c,e)           275,243

Federal National Mortgage Association:

   7.50%                                                                                        415,000  (d)             406,181

   REMIC, Multiclass Mortgage Participation Ctfs.,

   Stripped Securities, Interest Only Class:

   Ser. 1993-119, Cl. JA, 7%, 2019                                                              241,387  (e)               2,858

   Ser. 1998-17, Cl. PL, 7%, 2019                                                             1,192,785  (c,e)           126,960

Government National Mortgage Association I,

  Project Loans:

   6.45%, 11/15/2033                                                                            494,700                  471,662

   6.625%, 8/15/2028                                                                            492,373                  476,060

Government National Mortgage Association II,

   7.50%                                                                                        320,000  (d)             313,398

                                                                                                                       3,460,634

TOTAL BONDS AND NOTES

   (cost $11,130,558)                                                                                                 10,528,753

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


EQUITY-RELATED SECURITIES--39.8%                                                                Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS

REAL ESTATE--3.8%

Trammell Crow                                                                                    40,000                  520,000

REAL ESTATE INVESTMENT TRUSTS--36.0%

AMB Property                                                                                     25,000                  551,562

Apex Mortgage Capital                                                                            15,000                  138,750

Cabot Industrial Trust                                                                           40,000                  770,000

Camden Property Trust                                                                            10,000                  283,750

Crescent Real Estate Equities                                                                    34,000                  582,250

Equity Residential Properties Trust                                                              10,000                  455,000

Host Marriott                                                                                    20,000                  213,750

Meditrust                                                                                        29,200                   58,400

Nationwide Health Properties                                                                     15,000                  198,750

PS Business Parks                                                                                25,000                  556,250

Public Storage                                                                                   15,000                  335,625

Reckson Associates Realty                                                                        25,000                  501,563

Simon Property Group                                                                             10,000                  253,750

                                                                                                                       4,899,400

TOTAL EQUITY-RELATED SECURITIES

   (cost $5,693,441)                                                                                                   5,419,400
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $16,823,999)                                                             117.3%               15,948,153

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (17.3%)              (2,350,457)

NET ASSETS                                                                                       100.0%               13,597,696

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000,
THESE SECURITIES AMOUNTED TO $6,011,872 OR 44.2% OF NET ASSETS.

(B)  VARIABLE INTEREST RATE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

C SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED ACCOUNT
AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(E)  REFLECTS NOTIONAL FACE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  16,823,999  15,948,153

Cash                                                                    193,582

Receivable for investment securities sold                             1,086,646

Dividends and interest receivable                                       146,081

Paydowns receivable                                                       6,159

Prepaid expenses                                                         23,179

Due from The Dreyfus Corporation and affiliates                          30,925

                                                                     17,434,725
--------------------------------------------------------------------------------

LIABILITIES ($):

Bank loan payable--Note 2                                             1,980,000

Payable for investment securities purchased                           1,834,010

Interest payable--Note 2                                                  8,479

Accrued expenses                                                         14,540

                                                                      3,837,029
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,597,696
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,601,448

Accumulated undistributed investment income--net                        109,772

Accumulated net realized gain (loss) on investments                   (237,678)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             (875,846)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,597,696

NET ASSET VALUE PER SHARE

                                                     Class A          Class B           Class C            Class R    Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      13,169,214         90,614            96,994            239,719       1,155

Shares Outstanding                                   1,126,970          7,817             8,352             20,535          99
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.69          11.59             11.61              11.67       11.67

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               574,593

Cash Dividends                                                         200,997

TOTAL INCOME                                                           775,590

EXPENSES:

Management fee--Note 3(a)                                               42,056

Interest expense--Note 2                                                71,225

Organization expenses                                                   32,347

Registration fees                                                       30,235

Shareholder servicing costs--Note 3(c)                                  17,019

Auditing fees                                                           14,276

Prospectus and shareholders' reports                                     4,455

Custodian fees--Note 3(c)                                                2,169

Distribution fees--Note 3(b)                                               528

Trustees' fees and expenses--Note 3(d)                                     505

Legal fees                                                                 488

Miscellaneous                                                            3,006

TOTAL EXPENSES                                                         218,309

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                              (88,665)

NET EXPENSES                                                           129,644

INVESTMENT INCOME--NET                                                 645,946
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 81,275

Net unrealized appreciation (depreciation) on investments              484,939

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 566,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,212,160

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Dividends and interest received                           831,504

Interest and loan commitment fees paid                  (110,837)

Operating expenses paid                                  (63,547)

                                                                        657,120

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                    (23,365,094)

Proceeds from sales of portfolio securities            23,472,915       107,821

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Proceeds from fund shares sold                            799,652

Payments for fund shares redeemed                     (1,181,535)

Cash dividends paid                                      (50,268)

Net repayments from bank loans                          (330,000)     (762,151)

   Increase in cash                                                      2,790

   Cash at beginning of period                                         190,792

   Cash at end of period                                               193,582
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES ($):

Net Increase in Net Assets Resulting from Operations                 1,212,160

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

   Decrease in dividends and interest receivable                        54,186

   Decrease in paydowns receivable                                       1,728

   Decrease in interest payable                                        (39,612)

   Decrease in accrued expenses                                         (8,664)

   Decrease in prepaid expenses                                         34,204

   Increase in due from The Dreyfus Corporation
     and affiliates                                                    (27,995)

   Decrease in due to distributor                                       (2,673)

   Net realized gain on investments                                    (81,275)

   Net unrealized appreciation on investments                         (484,939)

NET CASH PROVIDED BY OPERATING ACTIVITIES                              657,120

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000          Year Ended

                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            645,946            1,365,342

Net realized gain (loss) on investments            81,275            (245,082)

Net unrealized appreciation (depreciation)
   on investments                                 484,939            (413,593)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                              1,212,160             706,667
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (655,897)          (1,347,086)

Class B shares                                    (4,065)              (3,216)

Class C shares                                    (2,798)                (137)

Class R shares                                   (15,197)             (15,086)

Class T shares                                       (56)                 (75)

Net realized gain on investments:

Class A shares                                         --            (282,340)

TOTAL DIVIDENDS                                 (678,013)          (1,647,940)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    375,698              962,717

Class B shares                                     46,404               82,511

Class C shares                                    377,550                3,500

Class R shares                                         --              301,000

Class T shares                                         --                1,000

Dividends reinvested:

Class A shares                                    624,908            1,571,690

Class B shares                                      1,512                  818

Class C shares                                      1,211                  137

Class R shares                                         58                7,192

Class T shares                                         56                   75

Cost of shares redeemed:

Class A shares                                  (795,223)          (2,071,724)

Class B shares                                   (40,403)                   --

Class C shares                                  (295,909)                   --

Class R shares                                   (50,000)              (7,112)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              245,862               851,804

TOTAL INCREASE (DECREASE) IN NET ASSETS          780,009               (89,469)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            12,817,687           12,907,156

END OF PERIOD                                  13,597,696           12,817,687

Undistributed investment income--net              109,772              141,839

(A) FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999, FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                           April 30, 2000          Year Ended

                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        33,688               82,330

Shares issued for dividends reinvested             57,013              136,179

Shares redeemed                                  (70,516)            (179,624)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,185               38,885
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         4,180                7,081

Shares issued for dividends reinvested                139                   73

Shares redeemed                                   (3,656)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         663                7,154
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        33,593                  304

Shares issued for dividends reinvested                109                   12

Shares redeemed                                  (25,666)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,036                   316
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               25,025

Shares issued for dividends reinvested                  5                  595

Shares redeemed                                   (4,468)                (622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (4,463)               24,998
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                   87

Shares issued for dividends reinvested                  5                    7

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           5                   94

(A) FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999, FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                            Six Months Ended

                                                              April 30, 2000                  Year Ended October 31,
                                                                                     ------------------------------------------

CLASS A SHARES                                                    (Unaudited)        1999              1998          1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   11.25        12.09             12.69            12.50

Investment Operations:

Investment income--net                                                   .56         1.22              1.03              .06

Net realized and unrealized gain (loss)
   on investments                                                        .47         (.57)             (.52)              .13

Total from Investment Operations                                        1.03          .65               .51               .19

Distributions:

Dividends from investment income--net                                   (.59)       (1.23)             (.96)               --

Dividends from net realized gain on investments                           --         (.26)             (.15)               --

Total Distributions                                                     (.59)       (1.49)            (1.11)               --

Net asset value, end of period                                         11.69        11.25             12.09              12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       19.09(b),(c)  5.41(b)           3.82              17.34(c,d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        .90(c)       .90               .90                .90(c)

Ratio of interest expense to average net assets                         1.10(c)      1.61              1.66                  --

Ratio of net investment income
   to average net assets                                                9.99(c)     10.23              8.13               5.39(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                       1.37(c)       .96               .71               2.77(c)

Portfolio Turnover Rate                                               142.53(e)    267.67            752.42             244.61(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 13,169       12,452            12,907              10,396

(A) FROM SEPTEMBER 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) EXCLUSIVE OF REDEMPTION FEE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended

                                                 April 30, 2000     Year Ended

CLASS B SHARES                                      (Unaudited)     October 31,
                                                                        1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.17       11.47

Investment Operations:

Investment income--net                                      .49         .77

Net realized and unrealized gain (loss) on investments      .49        (.24)

Total from Investment Operations                            .98         .53

Distributions:

Dividends from investment income--net                      (.56)       (.83)

Net asset value, end of period                            11.59       11.17
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                       18.31(c)     5.71(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets          1.65(c)     1.60(c)

Ratio of interest expense to average net assets            1.07(c)     1.50(c)

Ratio of net investment income to average net assets       9.26(c)     9.57(c)

Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation             1.52(c)     1.00(c)

Portfolio Turnover Rate                                  142.53(d)   267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        91          80

(A)  FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31,
1999.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended

                                                 April 30, 2000     Year Ended

CLASS C SHARES                                      (Unaudited)     October 31,
                                                                        1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.21       11.47

Investment Operations:

Investment income--net                                      .54         .80

Net realized and unrealized gain (loss) on investments      .43        (.25)

Total from Investment Operations                            .97         .55

Distributions:

Dividends from investment income--net                      (.57)       (.81)

Net asset value, end of period                            11.61       11.21
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                       18.13(c)     5.91(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets          1.65(c)     1.62(c)

Ratio of interest expense to average net assets             .80(c)     1.57(c)

Ratio of net investment income to average net assets       7.92(c)     9.50(c)

Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation             5.53(c)     1.59(c)

Portfolio Turnover Rate                                  142.53(d)   267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        97           4

(A)  FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31,
1999.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended

                                                 April 30, 2000      Year Ended

CLASS R SHARES                                      (Unaudited)      October 31,
                                                                         1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.24       11.47

Investment Operations:

Investment income--net                                      .56         .95

Net realized and unrealized gain (loss) on investments      .48        (.29)

Total from Investment Operations                           1.04         .66

Distributions:

Dividends from investment income--net                      (.61)       (.89)

Net asset value, end of period                            11.67       11.24
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          19.41(b)     7.04(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets           .65(b)      .59(b)

Ratio of interest expense to average net assets            1.11(b)     1.45(b)

Ratio of net investment income to average net assets      10.24(b)    10.33(b)

Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation              .33(b)      .90(b)

Portfolio Turnover Rate                                  142.53(c)    267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       240         281

(A)  FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31,
1999.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended

                                                 April 30, 2000     Year Ended

CLASS T SHARES                                      (Unaudited)     October 31,
                                                                        1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.24        11.47

Investment Operations:

Investment income--net                                      .54         1.00

Net realized and unrealized gain (loss) on investments      .47         (.39)

Total from Investment Operations                           1.01          .61

Distributions:

Dividends from investment income--net                      (.58)        (.84)

Net asset value, end of period                            11.67        11.24
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                       18.89(c)      6.45(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets          1.14(c)      1.14(c)

Ratio of interest expense to average net assets            1.13(c)      1.62(c)

Ratio of net investment income to average net assets       9.74(c)     10.05(c)

Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation             1.91(c)      1.83(c)

Portfolio Turnover Rate                                  142.53(d)    267.67
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         1            1

(A)  FROM DECEMBER 24, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31,
1999.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Real Estate Mortgage Fund (the "fund" ) is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ('DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 946,558 Class A shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in debt securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in equity related securities and financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at
amortized    cost,    which    approximates    value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized
capital    gain    are    normally    declared    and    paid    annually,

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $321,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a separate $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30, 2000 was approximately $2,374,700 with a related weighted average annualized interest rate of 6.03%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.    The     The   Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Manager has undertaken from November 1, 1999 through October 31, 2000 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the fund' s aggregate annual expenses (exclusive of taxes, brokerage commissions, interest on borrowings, commitment fees, Rule 12b-1 distribution fees, shareholder servicing fees and expenses and extraordinary expenses) exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets. The expense reimbursement pursuant to the undertaking,
amounted    to   $88,665   during   the   period   ended   April   30,   2000.

DSC  retained  $230  during  the  period  ended April 30, 2000, from commissions
earned    on    sales    of    the    fund'   s    shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $287, $240 and $1, respectively, pursuant to the Plan, of which $70, $144 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $15,659, $96, $80 and $1, respectively, pursuant to the Shareholder Services Plan, of which $3,543, $23, $48 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $940 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000 the fund was charged $2,169 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $23,516,862 and $23,728,356, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $875,846, consisting of $519,815 gross unrealized appreciation and $1,395,661 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Trustees held on May 3, 2000, the Board approved a proposal to liquidate the fund and distribute its assets pro rata to fund shareholders. The anticipated date of liquidation of the fund is June 30, 2000.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Real Estate Mortgage Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   045SA004